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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K
                              _____________________


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Commission File No.: 0-28887



                        Date of Report: October 18, 2005


                             GREENSHIFT CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                              22-3328734
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(State of other jurisdiction of                                    (IRS Employer
incorporation or organization                                Identification No.)


111 Howard Boulevard, Suite 108, Mt. Arlington New Jersey                  07856
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(Address of principal executive offices)                              (Zip Code)


                                 (973) 942-7700
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               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION

On October 18, 2005 GreenShift sold to Cornell Capital Partners, LP a Convertible Debenture in the principal amount of $1,475,000. GreenShift paid to Cornell Capital Partners a commitment fee of $147,500 in connection with the sale, and paid a $15,000 structuring fee to Yorkville Advisors Management, LLC. Accordingly, GreenShift received net proceeds of $1,312,500.

The Debenture bears interest at 5% per annum, payable monthly commencing on December 1, 2005. The principal amount of the Debenture is payable on October 12, 2007, except GreenShift must prepay the Debenture if it raises $7,000,000 from the sale of equity securities. GreenShift's obligations under the Debenture are secured by a pledge of all of its assets, subject to Cornell's agreement to subordinate its security interest to any line of credit that GreenShift obtains from a bank or other financial institution. GreenShift may prepay the Debenture at any time without penalty.

Cornell is entitled to convert the Debenture into GreenShift common stock, provided that Cornell cannot convert into shares that would cause Cornell to own more than 4.9% of GreenShift's outstanding common stock. The conversion price will be the average of the three lowest closing market prices during the 30 days preceding conversion.


Item 9.01   Financial Statements and Exhibits

Exhibits:

10-a     Secured Convertible Debenture due October 12, 2007

10-b Amended and Restated Security Agreement dated October 12, 2005 between GreenShift Corporation and Cornell Capital Partners, LP.

10-c Amended and Restated Stock Pledge Agreement dated October 12, 2005 among GreenShift Corporation, Cornell Capital Partners, LP and David Gonzalez, Esq.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



GREENSHIFT CORPORATION


               /S/      Kevin Kreisler
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By:                     KEVIN KREISLER
                        Chief Executive Officer
Date:                   October 24, 2005